Loans from Banks and Others	12 Months Ended
Dec. 31, 2012
Loans from Banks and Others [Abstract]
Loans from Banks and Others
Note 8 - Loans from Banks and Others:
A.	Short Term Loans:
In April 2011, the Company entered into a loan agreement with a financial institution and other lenders, referred to collectively as the lenders, pursuant to which the Company borrowed from the lenders $5 million, due within one year and bearing interest at a rate of 3.25% per annum, and an increased interest rate in case of non-compliance with the Company's obligations to the lenders under the loan agreement.
The maturity date of the loan was in May 2012. In consideration for the loan, the Company issued to the lenders 169,000 ordinary shares of the Company. The shares were issued under Regulation S and were subject to a lock-up period of 90 days from the date of issuance.
In accordance with ASC 470 "Debt" the Company allocated the total proceeds between the loan and the shares based on their relative fair value at the closing date. The discount arose from this allocation amounted to $1 million at the closing and was amortized using the interest method over the term of loan. As of December 31, 2011, the unamortized discount amounted to $0.3 million. The principal of $5 million less the unamortized discount were presented on a Net basis as short term bank credit.
As to the assignment of the loan in March 2012 to the Company's shareholders - see Note 2A.
There is no balance account associated with the loan as of December 31, 2012.
B.	Long Term Loans from Banks and other
Composition:
			December 31,
			2012	2011
	*Average Interest rate as of December 31, 2012	Linkage	Total long-term liabilities net of current portion
	%	Basis	(in thousands)

Ministry of Production in Italy (Note 9 A4)	0.87	€	210	245
Due to Banks	Libor + 4.4	$	288	5,693
Less - current portion			(217)	(1,993)

			$281	$3,945

* The interest is paid on a quarterly basis.

C. Long-term Loans from Banks and Other are due as follows:
	December 31,
	2012	2011
	(in thousands)

First year (current portion)	$217	$1,993
Second year	121	2,495
Third year	39	1,316
Fourth year and thereafter	121	134

Total	$498	$5,938

D.	As of December 31, 2012, the Company committed to certain covenants related to its operation such as:
a)	maintaining a minimum level of shareholders' equity of no less than 40% of total assets, provided however that such amount does not fall below $13 million;
b)	maintaining a minimum level of tangible shareholders' equity not to exceed a deficit of $4 million;
c)	maintaining a cash and cash equivalents balance of $2 million;
d)	maintaining a level of EBITDA in four sequential quarters of no less than $1 million;
e)	maintaining maximum amount of financial debt (excluding the loan from third parties described above) of no more than 30% of our total assets;
f)	maintaining a ratio of bank liabilities to the total balance of AR, cash and cash equivalents and bank guarantees that were given for credit assurance, of no more than 40%; and
g)	maintaining maximum balance of sold receivables of not more than $ 3 million.
As of December 31, 2012, the Company met all of its covenants to the banks .